UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 22, 2011
(Date of Report/Date of earliest event reported)

BANK MUTUAL CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	000-31207 (Commission File Number)	39-2004336 (IRS Employer Identification No.)
4949 West Brown Deer Road
Milwaukee, Wisconsin 53223
(Address and zip code of principal executive offices)
(414) 354-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Ruled-2(b) under the Exchange Act (17

☐	Pre-commencement communications pursuant to Rulee-4(c) under the Exchange Act (17

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 22, 2011, it was determined that Christopher J. Callen, Senior Vice President - Lending of Bank Mutual, the savings bank subsidiary of Bank Mutual Corporation (the “Company”), will be leaving his position on or about March 18, 2011. Mr. Callen’s position has been deemed to be an executive officer position of the Company since 2003. His employment with Bank Mutual and the Company is expected to end on or about April 15, 2011, and he will be compensated at his current salary through that date.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2011	BANK MUTUAL CORPORATION (Registrant)
	By:	/s/ Michael T. Crowley, Jr.
Michael T. Crowley, Jr.
Chairman and Chief Executive Officer